                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


Columbia Balanced Fund, Inc.; Columbia High Yield Fund, Inc.; Columbia International Stock Fund, Inc.; Columbia Mid Cap Growth Fund, Inc.; Columbia Oregon Municipal Bond Fund, Inc.; Columbia Real Estate Equity Fund, Inc.; Columbia Small Cap Growth Fund, Inc.; Columbia Strategic Investor Fund, Inc. and Columbia Technology Fund, Inc.

--------------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
         5) Total fee paid:

            ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
         3) Filing Party:

            ------------------------------------------------------------

         4) Date Filed:
                       -------------------------------------------------

                          COLUMBIA BALANCED FUND, INC.


                         COLUMBIA HIGH YIELD FUND, INC.


                    COLUMBIA INTERNATIONAL STOCK FUND, INC.


                       COLUMBIA MID CAP GROWTH FUND, INC.


                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.


                     COLUMBIA REAL ESTATE EQUITY FUND, INC.


                      COLUMBIA SMALL CAP GROWTH FUND, INC.


                     COLUMBIA STRATEGIC INVESTOR FUND, INC.


                         COLUMBIA TECHNOLOGY FUND, INC.


                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468



                                 JULY 22, 2005


Dear Shareholder:


I am writing to you to ask for your vote on the following important matters that affect your investment in the Funds: (1) the election of Directors for your Fund; (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund; and (3) the approval of a change in legal entity for your Fund. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for your Fund.


Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

     - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

     - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend this meeting, we realize that it may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.


Sincerely yours,

Christopher L. Wilson
President

                          COLUMBIA BALANCED FUND, INC.


                         COLUMBIA HIGH YIELD FUND, INC.


                    COLUMBIA INTERNATIONAL STOCK FUND, INC.


                       COLUMBIA MID CAP GROWTH FUND, INC.


                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.


                     COLUMBIA REAL ESTATE EQUITY FUND, INC.


                      COLUMBIA SMALL CAP GROWTH FUND, INC.


                     COLUMBIA STRATEGIC INVESTOR FUND, INC.


                         COLUMBIA TECHNOLOGY FUND, INC.


                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Funds will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Directors. (To be voted upon by the shareholders of each fund, voting separately by fund.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (To be voted upon by the shareholders of each affected fund, voting separately by fund and separately on each proposed amendment or elimination.)

3. To approve the reorganization of each Fund (a "Reorganization") into a separate, corresponding series (a "New Fund") of Columbia Funds Trust IX, a Massachusetts business trust (the "Acquiring Trust"), pursuant to an Agreement and Plan of Reorganization (a "Plan") of the Fund providing for, and the authorization of certain related actions involving, (i) the transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and (ii) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund, and (iii) the dissolution under state law of the Fund. (To be voted upon by the shareholders of each fund, voting separately by fund.)

4. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

The Board of Directors (the "Board") has fixed the close of business on July 8, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


Shareholders of the Funds are or may be entitled to assert dissenters' rights under Oregon law. Please see "Proposal 3: Reorganizations of the Fund -- Agreement and Plan of Reorganization" in the enclosed Proxy Statement.


THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Board,

R. Scott Henderson
Secretary of the Funds


July 22, 2005



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          COLUMBIA BALANCED FUND, INC.


                         COLUMBIA HIGH YIELD FUND, INC.


                    COLUMBIA INTERNATIONAL STOCK FUND, INC.


                       COLUMBIA MID CAP GROWTH FUND, INC.


                   COLUMBIA OREGON MUNICIPAL BOND FUND, INC.


                     COLUMBIA REAL ESTATE EQUITY FUND, INC.


                      COLUMBIA SMALL CAP GROWTH FUND, INC.


                     COLUMBIA STRATEGIC INVESTOR FUND, INC.


                         COLUMBIA TECHNOLOGY FUND, INC.


                             ONE FINANCIAL CENTER,
                        BOSTON, MASSACHUSETTS 02111-2621

                                 1-866-348-1468


                                PROXY STATEMENT

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or the "Directors") of the Funds for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on September 16, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about July 28, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

PROPOSAL                                         AFFECTED FUNDS
--------                                         --------------
Proposal 1: To approve the          All Funds
election of Directors.
Proposal 2.A.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
borrowing money, pledging assets
and issuing senior securities.
Proposal 2.B.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
making loans.
Proposal 2.C.: To approve an        Columbia Balanced Fund, Inc.
amendment to certain Funds'         Columbia High Yield Fund, Inc.
fundamental investment              Columbia International Stock Fund, Inc.
restrictions with respect to        Columbia Real Estate Equity Fund, Inc.
diversification of investments.     Columbia Small Cap Growth Fund, Inc.
                                    Columbia Mid Cap Growth Fund, Inc.
                                    Columbia Strategic Investor Fund, Inc.
Proposal 2.D.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
investments in commodities.
Proposal 2.E.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
investments in real estate.
Proposal 2.F.: To approve an        All Funds
amendment to certain Funds'
fundamental investment
restrictions with respect to
underwriting of securities.
Proposal 2.G.: To approve the       Columbia High Yield Fund, Inc.
elimination of certain Fund's       Columbia Oregon Municipal Bond Fund,
fundamental investment              Inc.
restrictions with respect to        Columbia Real Estate Equity Fund, Inc.
purchasing securities on margin.    Columbia Strategic Investor Fund, Inc.
                                    Columbia Technology Fund, Inc.
Proposal 2.H.: To approve the       All Funds
elimination of certain Funds'
fundamental investment
restrictions with respect to
investing for the purpose of
exercising control.

PROPOSAL                                         AFFECTED FUNDS
--------                                         --------------
Proposal 2.I.: To approve the       All Funds
elimination of certain Funds'
fundamental investment
restrictions with respect to short
sales.
Proposal 2.J.: To approve an        Columbia Balanced Fund, Inc.
amendment to certain Funds'         Columbia High Yield Fund, Inc.
fundamental investment              Columbia International Stock Fund, Inc.
restrictions with respect to        Columbia Mid Cap Growth Fund, Inc.
concentrating investments in an     Columbia Oregon Municipal Bond Fund,
industry.                           Inc.
                                    Columbia Small Cap Growth Fund, Inc.
                                    Columbia Strategic Investor Fund, Inc.
                                    Columbia Technology Fund, Inc.
Proposal 2.K.: To approve the       Columbia Balanced Fund, Inc.
elimination of certain Funds'       Columbia High Yield Fund, Inc.
fundamental investment              Columbia International Stock Fund, Inc.
restrictions with respect to        Columbia Real Estate Equity Fund, Inc.
purchasing securities of companies  Columbia Small Cap Growth Fund, Inc.
less than three years old.          Columbia Mid Cap Growth Fund, Inc.
                                    Columbia Strategic Investor Fund, Inc.
                                    Columbia Technology Fund, Inc.
Proposal 2.L.: To approve the       Columbia High Yield Fund, Inc.
elimination of certain Funds'       Columbia Real Estate Equity Fund, Inc.
fundamental investment
restrictions with respect to
purchasing or holding the
securities of any company, if
securities of such company are
owned by officers or directors of
the fund and of its advisor.
Proposal 2.M.: To approve the       Columbia Balanced Fund, Inc.
elimination of certain Funds'       Columbia International Stock Fund, Inc.
fundamental investment              Columbia Small Cap Growth Fund, Inc.
restrictions with respect to        Columbia Mid Cap Growth Fund, Inc.
buying and selling puts and calls.
Proposal 3: To approve the          All Funds
Reorganization of each Fund
pursuant to the Plan.

With respect to Proposal 1, the shareholders of each Fund will vote separately by Fund on the election of Directors. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.M. affecting the Fund. With respect to Proposal 3, the shareholders of each Fund will vote separately by Fund on their Fund's Plan.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Directors of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on July 8, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund, regardless of the class of shares held, will vote together as a single class.

I. PROPOSAL 1: ELECTION OF DIRECTORS

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Directors, as applicable, of your Fund.

The names and ages of the Directors of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management (the "Fund Complex") overseen by each Director and other directorships that each Director holds are shown below. The address of each Director is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
DISINTERESTED DIRECTORS
Douglas A. Hacker         Director       1996      Executive Vice President-Strategy of          101
(Age 49)                                           United Airlines (airline) since
                                                   December, 2002 (formerly President of
                                                   UAL Loyalty Services (airline) from
                                                   September, 2001 to December, 2002;
                                                   Executive Vice President and Chief
                                                   Financial Officer of United Airlines
                                                   from July, 1999 to September, 2001;
                                                   Senior Vice President -- Finance from
                                                   March, 1993 to July, 1999).
Janet Langford Kelly      Director       1996      Partner, Zelle, Hofmann, Voelbel, Mason       101
(Age 47)                                           & Gette LLP (Law firm) since 2005;
                                                   Adjunct Professor of Law, Northwestern
                                                   University, since September, 2004;
                                                   (formerly Chief Administration Officer
                                                   and Senior Vice President, Kmart
                                                   Holding Corporation (consumer goods),
                                                   from September, 2003 to March, 2004;
                                                   Executive Vice President-Corporate
                                                   Development and Administration, General
                                                   Counsel and Secretary, Kellogg Company
                                                   (food manufacturer), from September,
                                                   1999 to August, 2003; Senior Vice
                                                   President, Secretary and General
                                                   Counsel, Sara Lee Corporation (branded,
                                                   packaged, consumer-products
                                                   manufacturer) from January, 1995 to
                                                   September, 1999).
Richard W. Lowry(2)       Director       1995      Private Investor since August, 1987           103
(Age 69)                                           (formerly Chairman and Chief Executive
                                                   Officer, U.S. Plywood Corporation
                                                   (building products manufacturer)).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED DIRECTORS
Douglas A. Hacker                      None
(Age 49)
Janet Langford Kelly                   None
(Age 47)
Richard W. Lowry(2)                    None
(Age 69)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Charles R. Nelson         Director       1981      Professor of Economics, University of         101
(Age 62)                                           Washington, since January, 1976; Ford
                                                   and Louisa Van Voorhis Professor of
                                                   Political Economy, University of
                                                   Washington, since September, 1993;
                                                   (formerly Director, Institute for
                                                   Economic Research, University of
                                                   Washington, from September, 2001 to
                                                   June, 2003; Adjunct Professor of
                                                   Statistics, University of Washington,
                                                   since September, 1980; Associate
                                                   Editor, Journal of Money Credit and
                                                   Banking, since September, 1993;
                                                   consultant on econometric and
                                                   statistical matters).
John J. Neuhauser(2)      Director       1985      Academic Vice President and Dean of           103
(Age 62)                                           Faculties since August, 1999, Boston
                                                   College (formerly Dean, Boston College
                                                   School of Management from September,
                                                   1977 to August, 1999).
Patrick J. Simpson        Director       2000      Partner, Perkins Coie, LLP (law firm).        101
(Age 61)
Thomas E. Stitzel         Director       1998      Business Consultant since 1999                101
(Age 69)                                           (formerly Professor of Finance from
                                                   1975 to 1999; College of Business,
                                                   Boise State University); Chartered
                                                   Financial Analyst.


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Charles R. Nelson                      None
(Age 62)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(Age 62)                             footwear)
Patrick J. Simpson                     None
(Age 61)
Thomas E. Stitzel                      None
(Age 69)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                           POSITION   YEAR FIRST           PRINCIPAL OCCUPATION(S)            OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS  ELECTED(1)           DURING PAST FIVE YEARS            BY DIRECTOR
------------------------  ----------  ----------   ---------------------------------------  -------------
Thomas C. Theobald(3)     Director       1996      Partner and Senior Advisor, Chicago           101
(Age 68)                                           Growth Partners (private equity
                                                   investing) since September, 2004;
                                                   (formerly Managing Director, William
                                                   Blair Capital Partners (private equity
                                                   investing) from September, 1994 to
                                                   September, 2004).
Anne-Lee Verville         Director       1998      Retired since 1997 (formerly General          101
(Age 59)                                           Manager, Global Education Industry, IBM
                                                   Corporation (computers and technology)
                                                   from 1994 to 1997).
Richard L. Woolworth      Director       1991      Retired since December, 2003 (formerly        101
(Age 64)                                           Chairman and Chief Executive Officer,
                                                   The Regence Group (regional health
                                                   insurer); Chairman and Chief Executive
                                                   Officer, Blue Cross Blue Shield of
                                                   Oregon; Certified Public Accountant,
                                                   Arthur Young & Company).
INTERESTED DIRECTOR
William E. Mayer(2)(4)    Director       1994      Partner, Park Avenue Equity Partners          103
(Age 65)                                           (private equity) since February, 1999;
                                                   (formerly Partner, Development Capital
                                                   LLC from November, 1996 to February,
                                                   1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Thomas C. Theobald(3)     Anixter International (network
(Age 68)                  support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                            Group (financial guarantee
                                    insurance).
Anne-Lee Verville            Chairman of the Board of
(Age 59)                   Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       Northwest Natural Gas Company
(Age 64)                      (a natural gas service
                                    provider).
INTERESTED DIRECTOR
William E. Mayer(2)(4)    Lee Enterprises (print media);
(Age 65)                   WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Readers Digest
                              (publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Funds by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

DIRECTORS' COMPENSATION

The members of the Board also serve as directors for certain other portfolios in the Fund Complex. As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Directors' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE DIRECTORS, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Directors as a group or individually. Any such communications should be sent to the Fund's Board or an individual Director in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Director any letter that does not relate to the business of a Fund.

DIRECTOR SHARE OWNERSHIP


The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Director (i) in each of the Funds, and (ii) in all funds overseen by the Director in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of December 31, 2004 beneficially own shares of the Funds.


DIRECTORS' MEETINGS AND COMMITTEES


The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the fiscal year ended August 31, 2004, your Fund held 19 meetings (5 regular joint Board meetings and 14 special joint Board meetings). The Funds are not required under their organizational documents to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Directors at least every five years.

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Director and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Directors' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Directors who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D.



Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Directors"), participate in the consideration, selection and nomination of Directors. The Governance Committee Independent Directors will consider candidates for Director identified by any reasonable source, including current Independent Directors, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Directors of your Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Directors.

When considering candidates for Director, the Governance Committee Independent Directors consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Directors, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Directors will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Directors also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Directors would be arranged. If a Governance Committee Independent Director, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Directors and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE


Mses. Kelly and Verville, and Messrs. Nelson, Neuhauser, Simpson and Stitzel are members of the Compliance Committee of the Board of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.


                                                         NUMBER OF
                                                         MEETINGS
                                                        FOR FISCAL
                                                        YEAR ENDED
                                                      AUGUST 31, 2004
                                                      ---------------
Audit Committee                                             11
Governance Committee                                         4
Advisory Fees & Expenses Committee                           5
Compliance Committee                                         5

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT


The table in Appendix E1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee. The amount billed by PwC in each of the last two fiscal years for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund was $95,000. The table in Appendix E2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.


The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.


REQUIRED VOTE. If a quorum of shareholders is present at the Meeting, the eleven nominees for election as Directors who receive the greatest number of votes cast at the Meeting will be elected Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting, but will have no effect on the results of the vote. For each Fund, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.


II. PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Directors recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Directors believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.M. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in EXHIBITS 1 through 14) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING
     MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledging assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.



The Directors recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledging assets or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not. . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Directors recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.


The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a Fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Short Term Bond Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.

The Directors recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:


     "The fund may not . . . [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief."



It is intended that this restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations of the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.


The Directors recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     COMMODITIES.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts (including, for one Fund, investments in oil, gas or mineral development programs or leases). The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Directors recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a relating to variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
     REAL ESTATE.

AFFECTED FUNDS: All Funds


The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, the Funds' investment policies restrict their ability to sell real estate even when the Funds acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, holding and the Directors recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING
     OF SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:


     "The fund may not . . . [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Directors recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:

Columbia High Yield Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. Section 12(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Directors believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS: All Funds


EXHIBIT 9 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a Fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Directors recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.


2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES

AFFECTED FUNDS: All Funds

EXHIBIT 10 lists the current fundamental investment restriction of each of the affected Funds with respect to short sales. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Directors recommend that each affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

EXHIBIT 11 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

     "The fund may not . . . [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

The Directors recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

EXHIBIT 12 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old. The 1940 Act does not require the Funds to state a fundamental investment restriction on this matter. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Directors believe it is not in the Funds' best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old be eliminated.

2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
     PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR

AFFECTED FUNDS:

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

EXHIBIT 13 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing or holding the securities of any company if securities of such company are owned by the officers and directors of the Fund and of its advisor. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, consistent with the Directors' belief that it is not in the Funds' best interests to maintain unnecessary fundamental investment restrictions, the Directors recommend that each affected Fund's fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of the Fund and of its Advisor be eliminated.

2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING
     AND SELLING PUTS AND CALLS

AFFECTED FUNDS:

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

EXHIBIT 14 lists the current fundamental investment restriction of each of the affected Funds with respect to buying and selling puts and calls. The Directors recommend that each affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, see Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.


REQUIRED VOTE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.M. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.M. is not contingent on election of any Directors pursuant to Proposal 1.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 2.A. THROUGH 2.M., AS APPLICABLE.


III. PROPOSAL 3: REORGANIZATION OF THE FUNDS

At the Meeting, it is proposed that the shareholders of each Fund approve the Reorganization of the Fund, which would become a separate, corresponding series of the Acquiring Trust, a Massachusetts business trust. Each Reorganization would be effected pursuant to a Plan which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the distribution to shareholders of the Fund of the New Fund shares in complete liquidation of the Fund and dissolution under Oregon law.


The Directors believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. The Reorganizations are currently expected to be effected in the first quarter of 2006 (except in the case of Columbia International Stock Fund, Inc. on October 7, 2005). The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.M.). All of the Directors of the Acquiring Trust are expected to serve as Trustees of the New Funds, even if one or more of such Directors are not elected pursuant to Proposal 1.


As described in more detail below in "Information About the Acquiring Trust", the Acquiring Trust is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Agreement and Declaration of Trust"). The Acquiring Trust has separate series representing different portfolios. Each series of the Acquiring Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as, the corresponding Fund immediately prior to the Reorganization.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS


At a meeting held on May 11, 2005, the Board, including all Directors who are not "interested persons" of the Funds (as defined in Section 2(a)(19) of the 1940 Act) (each, an "Independent Director") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Directors. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.


The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Valuation Date, currently expected to be October 7, 2005, for Columbia International Stock Fund, Inc. and a date in the first quarter of 2006 for all other Funds. The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 15 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Directors of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.


Shareholders who object to the Reorganization of their Fund are or may be entitled under Oregon law to demand payment for, or an appraisal of, their shares. Information concerning dissenters' rights is contained in Appendix F to this Proxy Statement.


OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.


INFORMATION ABOUT THE ACQUIRING TRUST. On May 11, 2005, the Trustees of the Acquiring Trust approved the amendment and restatement of the Acquiring Trust's Agreement and Declaration of Trust (as amended and restated, the "Declaration of Trust") and By-Laws (as amended and restated, the "By-Laws"), which are expected to be effective on August 10, 2005.



The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust (as are expected to be effective on August 10, 2005) and the organizational documents (and applicable provisions of Oregon law) for the Funds. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
SHAREHOLDER LIABILITY:                 A shareholder or former shareholder    Shareholders who have fully paid the
                                       held to be personally liable solely    subscription price for their shares
                                       by reason of his or her being or       have no personal liability in excess
                                       having been a shareholder is entitled  of their shares.
                                       to be held harmless from and
                                       indemnified against all loss and       [no indemnification provision]
                                       expense arising from such liability.

                                       Every note, bond, contract,
                                       instrument, certificate or
                                       undertaking made or issued by any
                                       Trustees or Trustee or by any
                                       officers or officer must recite that
                                       the same was executed or made by or
                                       on behalf of the Trust and that
                                       obligations of such instrument are
                                       not binding on any of them or
                                       shareholders individually.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
SHAREHOLDER VOTING RIGHTS:             Shareholders have the power to vote    Shareholders of an Oregon corporation
                                       only (i) for the election or, to the   have a right to vote on the
                                       extent required by law, removal of     dissolution, merger, consolidation,
                                       Trustees; (ii) with respect to any     share exchange or sale of all or
                                       termination, by the shareholders, of   substantially all assets of the Fund.
                                       the Trust or series or class of the
                                       Trust; (iii) with respect to           Shareholders of an Oregon corporation
                                       derivative actions, to the extent      also have a right to vote (i) for the
                                       certain demand requirements are met;   election or removal of directors;
                                       and (iv) with respect to any other     (ii) with respect to any amendments
                                       matters required by law, the           to the articles of incorporation
                                       organizational documents or deemed     (except for minor amendments which
                                       desirable by the Board of Trustees.    are subject to only Board approval);
                                                                              (iii) with respect to any amendments
                                       No shareholder may bring a derivative  to or repeal of the bylaws (even
                                       claim without first requesting the     though the bylaws may also be amended
                                       Trustees to bring or maintain such     or repealed by the Board of
                                       action, proceeding or claim. Such      Directors); and (iv) with respect to
                                       demand shall be excused only when the  any other matters required by law;
                                       plaintiff makes a specific showing     the organizational documents or as deemed
                                       that irreparable injury to the Trust   desirable by the Board of Directors.
                                       or series would otherwise result.
                                                                              On a record date, each outstanding
                                       Each whole share (or fractional        share or fractional share of common
                                       share) outstanding on the record date  stock is entitled to one vote or a
                                       is entitled to a number of votes on    proportional fractional vote.
                                       any matter which it is entitled to
                                       vote equal to the net asset value of   Shareholders of separate corporations
                                       the share (or fractional share) in     vote separately.
                                       U.S. dollars determined at the close
                                       of business on the record date (for    All shares of common stock vote
                                       example, a share having a net asset    together as a single class except as
                                       value of $10.50 would be entitled to   otherwise required by law or except
                                       10.5 votes).                           on any matters that affect only one
                                                                              or more classes of stock, in which
                                       Shareholders will vote together with   case only the holders of
                                       shareholders of the other series of
                                       the Trust


                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
                                       on matters affecting the Trust as a    shares of the class or classes
                                       whole, such as the election of         affected shall be entitled to vote.
                                       Trustees.

SHAREHOLDER MEETINGS:                  Shareholders have no specific right    Corporation must make a list of
                                       to call meetings, except as may be     shareholders available two days
                                       required by applicable law, including  before any shareholder meeting.
                                       the Investment Company Act of 1940.
                                                                              A special meeting of shareholders may
                                                                              be called by the holders of 10
                                                                              percent or more of the votes entitled
                                                                              to be cast on any issue proposed to
                                                                              be considered at the special meeting,
                                                                              or by such persons as are specified
                                                                              in the articles of incorporation or
                                                                              bylaws (which persons are usually the
                                                                              president or vice president of the
                                                                              corporation).

SHAREHOLDER QUORUM:                    30% of the shares entitled to vote at  A majority of shares entitled to vote
                                       the meeting.                           at the meeting.

SHAREHOLDER CONSENT:                   Majority consent required for          Unanimous written consent is required
                                       shareholder action taken without a     for shareholder action taken without
                                       meeting.                               a meeting.

NOTICE TO SHAREHOLDERS:                Notice of shareholder meetings is to   Notice of shareholder meetings must
                                       be mailed, postage prepaid, or sent    be given no earlier than 60 days nor
                                       by facsimile or other electronic       less than 10 days before the date of
                                       submission not less than seven days    the meeting.
                                       before the date of such meeting.
                                                                              For an annual meeting of
                                       Notice is not expressly required to    shareholders, the notice is not
                                       state the purpose for which the        expressly required to describe the
                                       meeting is called.                     purpose(s) for which the meeting is
                                                                              called. In the case of a special
                                                                              meeting of shareholders, the notice
                                                                              must include a description of the
                                                                              purpose(s) for which the meeting is
                                                                              called.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
SHAREHOLDER PROXIES:                   Shareholders may put a proxy in place  Shareholders may put a proxy in place
                                       for a duration of up to six months.    for a duration of up to eleven months
                                                                              unless a longer period is expressly
                                                                              provided in the authorization form.

TRUSTEE'S POWER TO AMEND DECLARATION   The Declaration of Trust may be        Directors may adopt routine limited
OF TRUST:                              amended at any time by an instrument   amendments to the articles of
                                       in writing signed by a majority of     incorporation. In addition, the Board
                                       the then Trustees, provided that, for  may amend the articles without non-ministerial amendments, notice is  shareholder approval to (i) create promptly mailed to shareholders as of  any class of shares or series within
                                       the day such amendment is effective.   a class before issuance of any shares
                                                                              of the class or series, if the
                                                                              articles of incorporation so provide,
                                                                              and (ii) in the case of a registered
                                                                              open-end investment company, increase
                                                                              or decrease the number of authorized
                                                                              shares. If the Board of Directors is
                                                                              not specifically empowered by the
                                                                              Oregon Revised Statutes to amend the
                                                                              articles of incorporation, any other
                                                                              amendment must be submitted to
                                                                              shareholders for approval.

TERMINATION OF TRUST:                  Shareholders have the right to         Termination (dissolution) of the
                                       terminate the Trust, or series or      corporation requires the approval of
                                       class, upon approval of at least       the Board of Directors and a majority
                                       66 2/3% of the outstanding shares of   of the outstanding shares.
                                       the Trust or the affected series or
                                       class.

                                       Trustees may terminate the Trust, or
                                       any series or class, without
                                       shareholder approval by written
                                       notice to shareholders.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
MERGER OR CONSOLIDATION TRUST:         The Declaration of Trust provides      Shareholders have a right to vote on
                                       that a consolidation, merger or        a merger, consolidation, share
                                       transfer may be authorized by vote of  exchange or sale of all or
                                       a majority of the Trustees then in     substantially all assets, with a
                                       office without shareholder approval,   required vote of a majority of
                                       unless otherwise required by law.      outstanding shares.

                                                                              Shareholders have dissenters' rights.

REMOVAL OF TRUSTEES:                   Trustee may be removed, with or        A director may be removed by (i)
                                       without cause, by a majority of        shareholders with or without cause
                                       Trustees then in office.               and (ii) judicial proceedings.
                                                                              Further, in the case of removal by
                                                                              shareholders, a director may be
                                                                              removed only at a meeting of the
                                                                              shareholders called for the purpose
                                                                              of removing the director, and the
                                                                              meeting notice must state that the
                                                                              purpose, or one of the purposes, of
                                                                              the meeting is the removal of a
                                                                              director. The director may only be
                                                                              removed if the number of votes cast
                                                                              to remove the director exceeds that
                                                                              number of votes cast not to remove
                                                                              the director.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
DIRECTOR/TRUSTEE COMMITTEES:           Not limited.                           Committees may not take certain
                                                                              actions including: authorizing
                                                                              distributions; approving or proposing
                                                                              to shareholders any actions that
                                                                              requires shareholder approval;
                                                                              filling vacancies on the Board or any
                                                                              committees; amending the articles of
                                                                              incorporation, to the extent
                                                                              directors may do so without
                                                                              shareholder approval; adopting,
                                                                              amending or repealing Bylaws;
                                                                              approving a plan of merger not
                                                                              requiring shareholder approval;
                                                                              authorizing or approving
                                                                              reacquisition of shares unless within
                                                                              limits prescribed by the Board;
                                                                              generally authorizing or approving
                                                                              the issuance of shares; or
                                                                              determining the designation, rights,
                                                                              preferences or limitations of any
                                                                              class or series of shares.

TRUSTEE LIABILITY:                     Trustees are not personally liable     Directors are not personally liable
                                       for claims against the Trust or for    for monetary damages for their
                                       any neglect or wrongdoing of any       conduct as directors, but are
                                       officer, agent, employee, investment   personally liable for acts in breach
                                       adviser, or principal underwriter of   of their duty of loyalty to the
                                       the Trust. Each Trustee is not         corporation or its shareholders; acts
                                       responsible for the act or omission    or omissions not in good faith or
                                       of any other Trustee and may be        which involve intentional misconduct
                                       liable only by reason of willful       or knowing violation of the law; an
                                       misfeasance, bad faith, gross          unlawful distribution to
                                       negligence or reckless disregard of    shareholders; and transaction from
                                       the duties involved in the conduct of  which the director derived an
                                       his office.                            improper personal benefit.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
TRUSTEE INDEMNIFICATION:               The By-Laws state that the Trust will  Mandatory indemnification under
                                       indemnify each of its Trustees and     Oregon law for reasonable expenses
                                       officers who are not employees or      incurred in connection with a
                                       officers of any investment adviser to  proceeding or claim which a director
                                       the Trust or any affiliated person     is successful in defending.
                                       thereof and may indemnify each of its
                                       officers who are employees or          The articles of incorporation provide
                                       officers of any investment adviser to  for indemnification of directors for
                                       the Trust or any affiliated person     any liability and expense incurred in
                                       thereof against all liabilities and    a proceeding to the fullest extent
                                       expenses, including amounts paid in    not prohibited by law. Under Oregon
                                       satisfaction of judgments, in          law, the director is eligible for
                                       compromise, as fines and penalties,    indemnification if (i) the person's
                                       and as counsel fees, reasonably        conduct was in good faith; (ii) the
                                       incurred by such person while in       person reasonably believed that his
                                       office or thereafter, by reason of     or her conduct was in the best
                                       the indemnified person's service as a  interests of the corporation or at
                                       Trustee or officer. The Trust will     least not opposed to its best
                                       not indemnify its Trustees and         interests; and (iii) in a criminal
                                       officers against any liability to the  proceeding, the person had no
                                       Trust or to its shareholders to which  reasonable cause to believe his or
                                       he or she would otherwise be subject   her conduct was unlawful.
                                       by reason of willful misfeasance, bad
                                       faith, gross negligence or reckless    The bylaws contain similar provisions
                                       disregard of the duties involved in    with respect to indemnification of
                                       the conduct of his office.             officers.

                                       Under the By-Laws, in the absence of
                                       a final decision on the merits by an
                                       adjudicating body that such person
                                       has not acted in good faith in the
                                       reasonable belief that such person's
                                       action was in the best interests of
                                       the Trust or is liable to the Trust
                                       or its Shareholders by reason of
                                       willful misfeasance, bad faith, gross

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
                                       negligence or reckless disregard of
                                       the duties involved in the conduct of
                                       his or her office, indemnification
                                       will be provided if (a) approved,
                                       after notice that it involves such
                                       indemnification, by at least a
                                       majority of the disinterested
                                       Trustees acting on the matter
                                       (provided that a majority of the
                                       disinterested Trustees then in office
                                       act on the matter) upon a
                                       determination, based upon a review of
                                       readily available facts, that such
                                       person has acted in good faith in the
                                       reasonable belief that such person's
                                       action was in the best interests of
                                       the Trust and is not liable to the
                                       Trust or its shareholders by reason
                                       of willful misfeasance, bad faith,
                                       gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his or her office or
                                       (b) there has been obtained an
                                       opinion in writing of independent
                                       legal counsel, based upon a review of
                                       readily available facts to the effect
                                       that such person appears to have
                                       acted in good faith in the reasonable
                                       belief that such person's action was
                                       in the best interests of the Trust
                                       and that such indemnification would
                                       not protect such person against any
                                       liability to the Trust to which such
                                       person would otherwise be subject by
                                       reason of willful misfeasance, bad
                                       faith, gross negligence or reckless
                                       disregard of the duties involved in
                                       the conduct of his or her office.

                                                THE ACQUIRING TRUST                         THE FUNDS
                                       -------------------------------------  -------------------------------------
LEGAL EXPENSES:                        The By-Laws state that legal expenses  Directors may be reimbursed for legal
                                       may be paid from time to time by the   expenses in advance of final
                                       Trust in advance of the final          disposition of any proceeding
                                       disposition of any such proceeding if  provided the person provides (i) a
                                       the Trust receives a written           written affirmation of their good
                                       undertaking by the indemnified person  faith belief that they have met the
                                       to reimburse the Trust in the event    prescribed standard of conduct and
                                       it is subsequently determined that     (ii) a written undertaking to repay
                                       the indemnified person is not          the advance if its is determined that
                                       entitled to such indemnification and   the person did not meet the standard
                                       (a) the indemnified person provides    of conduct.
                                       security for his undertaking, or (b)
                                       the Trust is insured against losses
                                       arising by reason of any lawful
                                       advances, or (c) a majority of the
                                       disinterested, non-party Trustees or
                                       an independent legal counsel, as
                                       expressed in a written opinion,
                                       determines that there is reason to
                                       believe that the indemnified person
                                       ultimately will be found entitled to
                                       indemnification.

DIVIDENDS:                             Not limited.                           Limited in circumstances where
                                                                              corporation would be unable to pay
                                                                              its debts as they become due or its
                                                                              total assets would be less than its
                                                                              total liabilities.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS


The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:


(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
      Fund) may be subject to limitation under Sections 383 and 284 of the Code.


The opinion will be qualified to reflect that the Code required that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "nonequity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).



The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.


VOTE REQUIRED. Approval of each Reorganization and dissolution under state law requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund.

IV. OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of

America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS


On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.



On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.



In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and


------------------------------


1 The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29, 2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.



2 Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2,
  2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.



On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.


OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS


All shareholders of record at the close of business on July 8, 2005, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Appendix G lists for each Fund the total number of shares outstanding as of the close of business on July 8, 2005, for each class of a Fund's shares entitled to vote at the Meeting.



The table in Appendix H lists each holder of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.


INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.


Approval of the eleven nominees for election as Directors under Proposal 1 is by a plurality of votes cast at the Meeting which means that if a quorum of shareholders is present at the Meeting, the eleven nominees for election as Directors who receive the greatest number of votes cast at the Meeting will be elected Directors. Approval of each of Proposals 2.A. through 2.O. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Approval of Proposal 3 requires the affirmative vote of holders of more than 50% of the outstanding shares of the Fund. Only shareholders of record on July 8, 2005, may vote.


In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION


EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A -- OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

OFFICERS

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS            OFFICE
------------------------  -------------------------   ------------------
Christopher L. Wilson     Head of Mutual Funds             2004
(Age 47)                  since August 2004;
                          President of the Columbia
                          Funds since October 2004
J. Kevin Connaughton      Treasurer                        2000
(Age 40)


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Christopher L. Wilson     Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                  President of the Advisor since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since
                          October, 2004; President and Chief Executive Officer of the
                          Nations Funds since January, 2005; Senior Vice President of
                          BACAP Distributors LLC since January, 2005; Director of FIM
                          Funding, Inc. since January, 2005; Senior Vice President of
                          Columbia Funds Distributor, Inc. since January, 2005;
                          Director of Columbia Funds Services, Inc. since January,
                          2005 (formerly President and Chief Executive Officer, CDC
                          IXIS Asset Management Services, Inc. from September, 1998 to
                          August, 2004).
J. Kevin Connaughton      Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                  the Liberty Funds, Stein Roe Funds and All-Star Funds since
                          December, 2000; Vice President of the Advisor since April,
                          2003 (formerly President of the Columbia Funds, Liberty
                          Funds and Stein Roe Funds from February, 2004 to October,
                          2004; Chief Accounting Officer and Controller of the Liberty
                          Funds and All-Star Funds from February, 1998 to October,
                          2000); Treasurer of the Galaxy Funds since September, 2002
                          (formerly Treasurer from December, 2002 to December, 2004
                          and President from February, 2004 to December, 2004 of the
                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                          President of Colonial Management Associates, Inc. from
                          February, 1998 to October, 2000).

                                                      YEAR FIRST ELECTED
                                                       OR APPOINTED TO
  NAME/AGE AND ADDRESS       POSITION WITH FUNDS            OFFICE
------------------------  -------------------------   ------------------
Mary Joan Hoene           Senior Vice President and        2004
(Age 54)                  Chief Compliance Officer
40 West 57th Street       since 2004
New York, NY 10019
Michael G. Clarke         Chief Accounting Officer         2004
(Age 35)                  since October 2004
Jeffrey R. Coleman        Controller since October         2004
(Age 35)                  2004
R. Scott Henderson        Secretary since December         2004
(Age 45)                  2004


  NAME/AGE AND ADDRESS           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  ------------------------------------------------------------
Mary Joan Hoene           Senior Vice President and Chief Compliance Officer of the
(Age 54)                  Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street       Funds since August, 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019        & Milburn LLP from January, 2001 to August, 2004; Counsel,
                          Carter, Ledyard & Milburn LLP from November, 1999 to
                          December, 2000; Vice President and Counsel, Equitable Life
                          Assurance Society of the United States from April, 1998 to
                          November, 1999).
Michael G. Clarke         Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  Funds, Stein Roe Funds and All-Star Funds since October,
                          2004 (formerly Controller of the Columbia Funds, Liberty
                          Funds, Stein Roe Funds and the All-Star Funds from May, 2004 to October, 2004); Assistant treasurer from June, 2002 to
                          May, 2004; Vice President, Product Strategy & Development of
                          the Liberty Funds Group from February, 2001 to June, 2002;
                          Assistant Treasurer of the Liberty Funds Group from
                          February, 2001 to June, 2002; Assistant Treasurer of the
                          Liberty Funds, Stein Roe Funds and the All-Star Funds from
                          August, 1999 to February, 2001; Audit Manager, Deloitte &
                          Touche LLP from May, 1997 to August, 1999.
Jeffrey R. Coleman        Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  Funds and the All-Star Funds since October, 2004 (formerly
                          Vice President of CDC IXIS Asset Management Services, Inc.
                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                          Sayles Funds from February, 2003 to September, 2004;
                          Assistant Vice President of CDC IXIS Asset Management
                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                          Funds from August, 2000 to February, 2003; Tax Manager of
                          PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)                  Roe Funds since December, 2004 (formerly Of Counsel Bingham
                          McCutchen from April 2001 to September 2004; Executive
                          Director and General Counsel, Massachusetts Pension Reserves
                          Investment Management Board from September, 1997 to March,
                          2001).

APPENDIX B.1 -- DIRECTORS' COMPENSATION

For the calendar year ended December 31, 2004, the Directors received the following compensation for serving as Directors:

                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          DIRECTORS FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED DIRECTORS    OF FUND EXPENSES(1)           DECEMBER 31, 2004
-----------------------  ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED DIRECTOR
-----------------------
William E. Mayer                   N/A                       $166,700

(1) The Funds do not currently provide pension or retirement plan benefits to the Directors.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- DIRECTORS' COMPENSATION


For purposes of Appendix B.2, the following definitions apply:



Columbia Balanced       Columbia High Yield     Columbia International
Fund, Inc. ("BF")       Fund, Inc. ("HYF")      Stock Fund, Inc.
                                                ("ISF")

Columbia Mid Cap        Columbia Oregon         Columbia Real Estate
Growth Fund, Inc.       Municipal Bond Fund,    Equity Fund, Inc.
("MCGF")                Inc. ("OMBF")           ("REEF")

Columbia Small Cap      Columbia Strategic      Columbia Technology
Growth Fund, Inc.       Investor Fund, Inc.     Fund, Inc. ("TF")
("SCGF")                ("SIF")

For the last fiscal year, the Directors received from each Fund the following compensation for serving as Directors:

                             AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                              FROM BF         FROM CHYF        FROM CISF        FROM CMCGF       FROM OMBF        FROM REEF
                           FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED DIRECTOR        08/31/04         08/31/04         08/31/04         08/31/04         08/31/04         08/31/04
----------------------     --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker(d)           $1,254           $2,782            $790            $1,792           $1,337           $1,744
Janet Langford Kelly(d)         1,262            2,818             817             1,808            1,349            1,762
Richard W. Lowry                1,154            2,550             709             1,641            1,260            1,609
Charles R. Nelson               1,252            2,789             802             1,791            1,353            1,749
John J. Neuhauser(d)            1,192            2,628             729             1,693            1,303            1,659
Patrick J. Simpson(a)           1,313            2,885             794             1,867            1,403            1,817
Thomas E. Stitzel(d)            1,341            2,971             843             1,910            1,478            1,873
Thomas C. Theobald(b)(d)        1,604            3,574             999             2,296            1,626            2,223
Anne-Lee Verville(c)(d)         1,486            3,305             944             2,124            1,598            2,073
Richard L. Woolworth            1,431            3,146             873             2,034            1,541            1,982
INTERESTED DIRECTOR
-------------------------
William E. Mayer(d)             1,240            2,739             760             1,762            1,359            1,730

                             AGGREGATE        AGGREGATE
                            COMPENSATION     COMPENSATION     AGGREGATE
                             FROM CSCGF        FROM SIF      COMPENSATION
                           FOR THE FISCAL   FOR THE FISCAL     FROM TF
                             YEAR ENDED       YEAR ENDED      YEAR ENDED
DISINTERESTED DIRECTOR        08/31/04         08/31/04        08/31/04
----------------------     --------------   --------------   ------------
Douglas A. Hacker(d)           $1,257            $695            $690
Janet Langford Kelly(d)         1,276             707             701
Richard W. Lowry                1,149             629             670
Charles R. Nelson               1,261             696             712
John J. Neuhauser(d)            1,184             648             694
Patrick J. Simpson(a)           1,300             715             722
Thomas E. Stitzel(d)            1,341             737             797
Thomas C. Theobald(b)(d)        1,614             889             784
Anne-Lee Verville(c)(d)         1,494             824             835
Richard L. Woolworth            1,418             781             802
INTERESTED DIRECTOR
-------------------------
William E. Mayer(d)             1,234             674             727

(a) During the fiscal year ended August 31, 2004, Mr. Simpson deferred $1,313, $1,867, $1,300, $794, $1,817, $722, $2,885 and $1,403 of his compensation from BF, CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF respectively.


(b) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $899, $186, $931, $586, $1,230, $229, $2,048 and $732 of his compensation from BF,
    CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF, respectively.



(c) During the fiscal year ended August 31, 2004, Ms. Verville deferred $550, $268, $569, $361, $752, $140, $1,251 and $447, of her compensation from BF,
    CMCGF, CSCGF, CISF, REEF, TF, CHYF and OMBF, respectively.



(d) Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Director on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during the fiscal year ended August 31, 2004 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.

APPENDIX C -- DIRECTOR SHARE OWNERSHIP

                                                                                          AGGREGATE DOLLAR
                                                                                           RANGE OF EQUITY
                                                                                          SECURITIES OWNED
                                                                                            IN ALL FUNDS
                                                                   DOLLAR RANGE OF           OVERSEEN BY
                                                               EQUITY SECURITIES OWNED    TRUSTEE/DIRECTOR
NAME                                   FUND                          IN THE FUND         IN THE FUND COMPLEX
--------------------  ---------------------------------------  -----------------------   -------------------
Douglas A. Hacker     None                                             $0                  Over $100,000
Janet Langford Kelly  Columbia Mid Cap Growth Fund, Inc.        $50,001-$100,000           Over $100,000
Richard W. Lowry      None                                             $0                  Over $100,000
William E. Mayer      None                                             $0                $50,001-$100,000
Charles R. Nelson     Columbia International Stock Fund, Inc.   $50,001-$100,000           Over $100,000
                      Columbia Mid Cap Growth Fund, Inc.        $50,001-$100,000
John J. Neuhauser     Columbia International Stock Fund, Inc.      $1-$10,000              Over $100,000
Patrick J. Simpson    Columbia Balanced Fund, Inc.               $10,001-$50,000           Over $100,000
                      Columbia Mid Cap Growth Fund, Inc.         $10,001-$50,000
                      Columbia Real Estate Equity Fund, Inc.     $10,001-$50,000
Thomas E. Stitzel     Columbia Strategic Investor Fund, Inc.     $10,001-$50,000           Over $100,000
Thomas C. Theobald    Columbia Strategic Investor Fund, Inc.     $10,001-$50,000           Over $100,000
Anne-Lee Verville     None                                             $0                  Over $100,000
Richard W. Woolworth  Columbia International Stock Fund, Inc.     Over $100,000            Over $100,000
                      Columbia Strategic Investor Fund, Inc.      Over $100,000
                      Columbia Oregon Municipal Bond Fund,
                      Inc.                                       $10,001-$50,000

APPENDIX D



                          GOVERNANCE COMMITTEE CHARTER



The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.



The functions of the Committee are:



To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;



To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;



To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;



To review committee assignments on an annual basis;



To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;



To plan and administer the Board's annual self-evaluation process;



To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.



The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.



The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.



The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1



                                        AUDIT    AUDIT-RELATED    TAX     ALL OTHER
FUND NAME                     FYE       FEES         FEES         FEES       FEES       TOTAL
----------------------------------------------------------------------------------------------
Columbia Balanced Fund       8/31/04    30,660       3,500        2,741        --       36,901
                             8/31/03    27,250       3,500        1,900        --       32,650
Columbia High Yield Fund     8/31/04    31,900       3,500        2,541        --       37,941
                             8/31/03    28,430       3,500        1,900        --       33,830
Columbia International       8/31/04    27,010       3,500        5,609        --       36,119
  Stock Fund                 8/31/03    23,770       3,500        6,832        --       34,102
Columbia Mid Cap Growth      8/31/04    29,330       3,500        2,341        --       35,171
  Fund
                             8/31/03    25,980       3,500        3,700        --       33,180
Columbia Oregon Municipal    8/31/04    29,060       3,500        4,736        --       37,296
  Bond Fund                  8/31/03    25,720       3,500        5,100        --       34,320
Columbia Real Estate         8/31/04    22,450       3,500        7,512        --       33,462
  Equity Fund                8/31/03    19,430       3,500        1,900        --       24,830
Columbia Small Cap           8/31/04    26,680       3,500        2,341        --       32,521
  Growth Fund                8/31/03    24,410       3,500        1,800        --       29,710
Columbia Strategic           8/31/04    27,170       3,500        2,341        --       33,011
  Investor Fund, Inc         8/31/03    23,920       3,500        3,700        --       31,120
Columbia Technology Fund     8/31/04    17,910       3,500        2,341        --       23,751
                             8/31/03    15,100       3,500        1,800        --       20,400

APPENDIX E2



                                                                         NON-AUDIT
FUND NAME                                                       FYE      SERVICES
----------------------------------------------------------------------------------
Columbia Balanced Fund                                        8/31/04      6,241
                                                              8/31/03      5,400
Columbia High Yield Fund                                      8/31/04      6,041
                                                              8/31/03      5,400
Columbia International Stock Fund                             8/31/04      9,109
                                                              8/31/03     10,332
Columbia Mid Cap Growth Fund                                  8/31/04      5,841
                                                              8/31/03      7,200
Columbia Oregon Municipal Bond Fund                           8/31/04      8,236
                                                              8/31/03      8,600
Columbia Real Estate Equity Fund                              8/31/04     11,012
                                                              8/31/03      5,400
Columbia Small Cap Growth Fund                                8/31/04      5,841
                                                              8/31/03      5,300
Columbia Strategic Investor Fund, Inc                         8/31/04      5,841
                                                              8/31/03      7,200
Columbia Technology Fund                                      8/31/04      5,841
                                                              8/31/03      5,300



The table above does not include $95,000 paid in both fiscal years to PwC by a control affiliate related to internal controls reviews of the registrant's transfer agent.

APPENDIX F -- DISSENTERS' RIGHTS UNDER OREGON LAW


RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

60.551 DEFINITIONS FOR 60.551 TO 60.594. As used in Oregon Revised Statutes ("ORS") 60.551 to 60.594:

     (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under ORS 60.554 and who exercises that right when and in the manner required by ORS 60.561 to 60.587.

     (4) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder. [1987 c.52 Section 124; 1989 c.1040 Section 30]

60.554 RIGHT TO DISSENT.

     (1) Subject to subsection (2) of this section, a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate acts:

          (a) Consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by ORS 60.487 or the articles of incorporation and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent under ORS 60.491;

          (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (c) Consummation of a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

             (A) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; or

                (B) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under ORS 60.141;

          (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

          (f) Conversion to a noncorporate business entity pursuant to ORS
     60.472.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under ORS 60.551 to 60.594 may not challenge the corporate action creating the shareholder's entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (3) Dissenters' rights shall not apply to the holders of shares of any class or series if the shares of the class or series were registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation System as a National Market System issue on the record date for the meeting of shareholders at which the corporate action described in subsection (1) of this section is to be approved or on the date a copy or summary of the plan of merger is mailed to shareholders under ORS 60.491, unless the articles of incorporation otherwise provide. [1987 c.52
Section 125; 1989 c.1040 Section 31; 1993 c.403 Section 9; 1999 c.362 Section
15]

60.557 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares regarding which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

          (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote. [1987 c.52 Section 126]

(PROCEDURE FOR EXERCISE OF RIGHTS)

60.561 NOTICE OF DISSENTERS' RIGHTS.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under ORS 60.551 to 60.594 and be accompanied by a copy of ORS 60.551 to 60.594.

     (2) If corporate action creating dissenters' rights under ORS 60.554 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send the shareholders entitled to assert dissenters' rights the dissenters' notice described in ORS 60.567. [1987 c.52 Section 127]

60.564 NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated and shall not vote such shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter. [1987 c.52 Section 128]

60.567 DISSENTERS' NOTICE.

     (1) If proposed corporate action creating dissenters' rights under ORS
60.554 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of ORS 60.564.

     (2) The dissenters' notice shall be sent no later than 10 days after the corporate action was taken, and shall:

          (a) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

          (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement of the terms of the proposed corporate action to news media or to shareholders and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the corporation must receive the payment demand. This date may not be fewer than 30 nor more than 60 days after the date the subsection (1) of this section notice is delivered; and

          (e) Be accompanied by a copy of ORS 60.551 to 60.594. [1987 c.52
     Section 129]

60.571 DUTY TO DEMAND PAYMENT.

     (1) A shareholder sent a dissenters' notice described in ORS 60.567 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to ORS 60.567 (2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and deposits the shareholder's shares under subsection (1) of this section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

     (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter. [1987 c.52 Section 130]

60.574 SHARE RESTRICTIONS.

     (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under ORS 60.581.

     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action. [1987 c.52 Section 131]

60.577 PAYMENT.

     (1) Except as provided in ORS 60.584, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with ORS 60.571, the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

     (2) The payment must be accompanied by:

          (a) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and the latest available interim financial statements, if any;

          (b) A statement of the corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under ORS 60.587; and

          (e) A copy of ORS 60.551 to 60.594. [1987 c.52 Section 132; 1987 c.579
     Section 4]

60.581 FAILURE TO TAKE ACTION.

     (1) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under ORS 60.567 and repeat the payment demand procedure. [1987 c.52 Section 133]

60.584 AFTER-ACQUIRED SHARES.

     (1) A corporation may elect to withhold payment required by ORS 60.577 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares plus accrued interest and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of such demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment under ORS
60.587. [1987 c.52 Section 134]

60.587 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under ORS
60.577 or reject the corporation's offer under ORS 60.584 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

        (a) The dissenter believes that the amount paid under ORS 60.577 or offered under ORS 60.584 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

          (b) The corporation fails to make payment under ORS 60.577 within 60 days after the date set for demanding payment; or

          (c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within 30 days after the corporation made or offered payment for the dissenter's shares. [1987 c.52
Section 135]

(JUDICIAL APPRAISAL OF SHARES)

60.591 COURT ACTION.

     (1) If a demand for payment under ORS 60.587 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand under ORS 60.587 and petition the court under subsection (2) of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office is located, or if the principal office is not in this state, where the corporation's registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The jurisdiction of the circuit court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the court order appointing them, or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding is entitled to judgment for:

          (a) The amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

          (b) The fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under ORS 60.584. [1987 c.52 Section 136]

60.594 COURT COSTS AND COUNSEL FEES.

     (1) The court in an appraisal proceeding commenced under ORS 60.591 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under ORS 60.587.

     (2) The court may also assess the fees and expenses of counsel and experts of the respective parties in amounts the court finds equitable:

          (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of ORS 60.561 to 60.587; or

          (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to counsel reasonable fees to be paid out of the amount awarded the dissenters who were benefited. [1987 c.52 Section 137]

APPENDIX G -- SHARES OUTSTANDING AND ENTITLED TO VOTE



For each class of the Funds' shares entitled to vote at the Meeting, the number of shares outstanding as of July 8, 2005 was as follows:



                                                             NUMBER OF SHARES OUTSTANDING
FUND CLASS                                                       AND ENTITLED TO VOTE
-----------------------------------------------------------------------------------------
Columbia Balanced Fund, Inc.
A                                                                      151,821.5560
B                                                                      368,310.5260
C                                                                       44,155.7660
D                                                                       14,787.2300
Z                                                                   14,462,400.2900
-----------------------------------------------------------------------------------------
Columbia High Yield Fund, Inc.
A                                                                   37,343,193.8370
B                                                                   10,676,853.1640
C                                                                    2,255,318.0710
D                                                                    7,135,906.2460
Z                                                                  126,098,050.1940
-----------------------------------------------------------------------------------------
Columbia International Stock Fund, Inc.
A                                                                    4,619,986.0780
B                                                                      791,170.8400
C                                                                       53,358.4810
D                                                                        48,522.787
G                                                                      282,158.1450
Z                                                                   62,578,446.0840
-----------------------------------------------------------------------------------------
Columbia Mid Cap Growth Fund, Inc.
A                                                                      258,022.8380
B                                                                      287,436.9020
C                                                                        27,694.610
D                                                                       20,603.2790
G                                                                       34,041.2030
T                                                                    1,292,121.6710
Z                                                                   36,497,332.8020
-----------------------------------------------------------------------------------------
Columbia Oregon Municipal Bond Fund, Inc.
A                                                                      337,281.2730
B                                                                      101,486.8480
C                                                                       43,657.5810
D                                                                       61,925.6070
Z                                                                   33,126,205.5470
-----------------------------------------------------------------------------------------

                                                             NUMBER OF SHARES OUTSTANDING
FUND CLASS                                                       AND ENTITLED TO VOTE
-----------------------------------------------------------------------------------------
Columbia Real Estate Equity Fund, Inc.
A                                                                    1,638,478.5430
B                                                                      528,875.4340
C                                                                      166,858.8450
D                                                                      162,638.2800
Z                                                                   28,172,434.8880
-----------------------------------------------------------------------------------------
Columbia Small Cap Growth Fund, Inc.
Z                                                                    8,051,833.4460
-----------------------------------------------------------------------------------------
Columbia Strategic Investor Fund, Inc.
A                                                                    7,780,728.4880
B                                                                    2,287,097.9450
C                                                                    1,818,535.8930
D                                                                       26,326.6060
Z                                                                   13,033,112.9430
-----------------------------------------------------------------------------------------
Columbia Technology Fund, Inc.
A                                                                    1,493,383.2820
B                                                                      367,586.3020
C                                                                      191,167.1770
D                                                                        2,566.4350
Z                                                                    4,571,268.7050
-----------------------------------------------------------------------------------------

APPENDIX H -- OWNERSHIP OF SHARES



CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA BALANCED FUND -- A
  C     NFSC FEBO NFS/FMTC                   3,437.2690    7.39        46,503.9610
        2300 Azalea Rd.
        Concord, NC 28025-6713
  D     Citigroup Global Markets, Inc.       1,341.0030    8.91        15,047.8040
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &        2,772.4290    5.96        46,503.9610
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  D     Fiserv Securities Inc.               1,454.5660    9.67        15,047.8040
        One Commerce Square
        2005 Market Street
        Suite 1200
        Philadelphia, PA 19103-7008
  C     First Clearing, LLC                  2,495.8850    5.37        46,503.9610
        Doris R. Kornegay & Joe Isaac
        9563 Broken Oak Blvd.
        Jacksonville, FL 32257-8806
  D     UBS Financial Services Inc.          2,503.6460   16.64        15,047.8040
        FBO
        Robert Breidenbaugh
        Carolyn Breidenbaugh
        369 E. Church Street
        Elmhurst, IL 60126-3602
  D     Gladis Wist                          1,786.1460   11.87        15,047.8040
        12111 Faith Ln.
        Bowie, MD 20715-2302
  D     RBC Dain Rauscher Custodian            785.7510    5.22        15,047.8040
        Janis D. Dotson
        48 Palm Ct.
        Pagosa Springs, CO 81147-9235
  D     Legg Mason Wood Walker Inc.          4,059.5470   26.98        15,047.8040
        P.O. Box 1476
        Baltimore, MD 21203-1476

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  C     J.J.B. Hilliard W.L. Lyons          10,327.9990   22.21        46,503.9610
        Inc.
        501 S. 4th St.
        Louisville, KY 40202-2520
  Z     Charles Schwab & Co. Inc.          849,975.1080    5.29    16,061,651.6170
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
COLUMBIA HIGH YIELD FUND -- A
  B     Citigroup Global Markets, Inc.     812,225.4310    7.46    10,892,648.3490
        333 W. 34th St.
        New York, NY 10001-2402
  D     Citigroup Global Markets, Inc.     717,089.4830    9.58     7,481,618.7650
        333 W. 34th St.
        New York, NY 10001-2402
  D     Merrill Lynch Pierce Fenner &      799,466.4870   10.69     7,481,618.7650
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Merrill Lynch Pierce Fenner &      537,001.9870   22.62     2,373,746.3810
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 3
        Jacksonville, FL 32246-6484
  Z     Bank of America NA              68,077,679.8340   53.22    127,908,988.039
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     FTC & Co.                        2,635,541.3950    7.07    37,272,765.4180
        P.O. Box 173736
        Denver, CO 80217-3736
  A     Charles Schwab & Co. Inc.       15,982,425.9370   42.88    37,272,765.4180
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  Z     Charles Schwab & Co. Inc.       19,766,565.2570   15.45    127,908,988.039
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA INTERNATIONAL STOCK FUND -- A
  C     Pershing LLC                         2,732.9190    5.49        49,802.8830
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  D     Fiserv Securities Inc.               2,816.5760    5.59        50,380.7370
        One Commerce Square
        2005 Market Street Suite 1200
        Philadelphia, PA 19103-7008
  C     First Clearing LLC                   4,158.7950    8.35        49,802.8830
        Walter B. Steen
        5324 Wynneford Way
        Raleigh, NC 27614-9817
  D     Esnet Management Group LLC           3,130.9600    6.21        50,380.7370
        1024 River Haven Circle
        Orem, UT 84097-6680
  Z     Bank of America NA              55,325,301.4770   84.35    65,586,470.4610
        411 N. Akard St.
        Dallas, TX 75201-3307
COLUMBIA MID CAP GROWTH FUND -- A
  C     Pershing LLC                         1,776.6500    6.47        27,453.9220
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  D     ADP Clearing & Outsourcing           1,244.1400    5.24        23,750.8860
        26 Broadway
        New York, NY 10004-1703
  C     Merrill Lynch Pierce Fenner &        3,732.2780   13.59        27,453.9220
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     First Clearing LLC                   1,807.3810    6.58        27,453.9220
        Leigh Flowe Finley
        97 Comstock Hill Ave.
        Norwalk, CT 06850-1010
  G     Columbia Trust Company               1,848.4100    5.29        34,951.2800
        Juan Rosai
        25 Crestview Dr.
        North Haven, CT 06473-3002
  D     Esnet Management Group LLC           1,651.7290    6.95        23,750.8860
        4304 N. Stonecreek Ln.
        Provo, UT 84604-5003
  Z     Bank of America NA               8,310,259.2210   22.10    37,606,106.5070
        411 N. Akard St.
        Dallas, TX 75201-3307

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  A     Charles Schwab & Co. Inc.           31,030.8780   12.14       255,649.6070
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  Z     Charles Schwab & Co. Inc.        3,931,910.3220   10.46    37,606,106.5070
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  C     LPL Financial Services               1,377.5210    5.02        27,453.9220
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968
  C     LPL Financial Services               1,375.8770    5.01        27,453.9220
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968
COLUMBIA OREGON MUNICIPAL BOND FUND -- A
  B     NFSC FEBO                            6,863.5900    6.77       101,378.3540
        Robert Williams
        14404 SE Webster Rd. Apt. 325
        Portland, OR 97267-1972
  D     NFSC FEBO                            4,369.5810    6.89        63,398.3730
        Frederick A.J. Kingery Trust
        4163 SW Greenleaf Ct.
        Portland, OR 97221-3271
  C     NFS LLC FEBO                         2,415.3650    5.44        44,397.2300
        AMOS Brusven
        Tod Pebble Brusven
        1032 Williams Ave.
        Woodburn, OR 97071-3735
  D     Pershing LLC                         7,867.8210   12.41        63,398.3730
        P.O. Box 2052
        Jersey City, NJ 07303-2052
  C     Merrill Lynch Pierce Fenner &        3,457.3640    7.79        44,397.2300
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  C     Nancy D. Frackelton                  4,062.7480    9.15        44,397.2300
        4938 SW Orchard Ln.
        Portland, OR 97219-3362
  C     Piper Jaffray for the sole          10,763.0740   24.24        44,397.2300
        benefit of its customers
        1075 Baker Building
        706 Second Ave. South
        Minneapolis, MN 55402-3003

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  B     American Enterprise Invest           8,571.7990    8.46       101,378.3540
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  B     American Enterprise Invest           8,545.7670    8.43       101,378.3540
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  C     Raymond James & Assoc. Inc.          4,729.1110   10.65        44,397.2300
        880 Carillon Pkwy.
        St. Petersburg, FL 33716-1100
  D     Dain Rauscher Inc. FBO              13,941.5240   21.99        63,398.3730
        Lewis F. Roth REVOCLIVTRUST
        4798 Becker Cir. SE
        Albany, OR 97322-7139
  A     Dain Rauscher Inc. FBO              16,644.7650    5.01       332,453.4930
        Lois O. Kochis
        989 NW Spruce Ave.
        Apt. 226
        Corvallis, OR 97330-2178
  B     Dain Rauscher Inc. FBO              15,035.1300   14.83       101,378.3540
        Gillici F. Jackson
        REVOCLIVTRUST
        611 NW 30th St.
        Corvallis, OR 97330-5144
  A     American Enterprise Investment      31,050.3700    9.34       332,453.4930
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  D     Dain Rauscher Inc. FBO               7,072.1760   11.16        63,398.3730
        Ruth C. Lear Trust
        440 NW Elks Dr. Apt. 101
        Corvallis, OR 97330-3747
  D     American Enterprise Investment       3,897.1160    6.15        63,398.3730
        Svcs.
        P.O. Box 9446
        Minneapolis, MN 55440-9446
  A     Interra Clearing Services FBO       18,004.2400    5.42       332,453.4930
        David A. Johnson
        Janet M. Johnson
        7885 NE Todd Dr.
        Corvallis, OR 97330-9683

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
 COLUMBIA OREGON MUNICIPAL BOND FUND -- A
  C     Raymond James & Assoc. Inc.          2,415.6580    5.44        44,397.2300
        880 Carillon Pkwy.
        St. Petersburg, FL 33716-1100
  A     Wayne Barker                        82,456.0130   24.80       332,453.4930
        15646 Seaside Ct.
        Brookings, OR 97415-9531
  C     Raymond James & Assoc. Inc.          6,066.6400   13.66        44,397.2300
        880 Carillon Pkwy.
        St. Petersburg, FL 33716-1100
  B     Dain Rauscher Inc. FBO               6,721.6560    6.63       101,378.3540
        Ruth C. Lear
        440 NW Elks Dr. Apt. 101
        Corvallis, OR 97330-3747
  B     Dean Witter FBO                      5,976.6000    5.90       101,378.3540
        Rella Pantenburg
        P.O. Box 250
        New York, NY 10008-0250
  A     Charles Schwab & Co. Inc.           43,877.1800   13.20       332,453.4930
        Cust.
        101 Montgomery St.
        San Francisco, CA 94104-4122
  Z     Charles Schwab & Co. Inc.        2,507,366.8730    7.52    33,358,399.3900
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  B     Wedbush Morgan Securities            5,323.6790    5.25       101,378.3540
        1000 Wilshire Blvd.
        Los Angeles, CA 90017-2457
  D     LPL Financial Services               7,082.2450   11.17        63,398.3730
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968
  D     LPL Financial Services               8,625.7180   13.61        63,398.3730
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968
COLUMBIA REAL ESTATE EQUITY FUND -- A
  Z     ADP Clearing & Outsourcing          10,250.4320    6.01       170,416.4340
        26 Broadway
        New York, NY 10004-1703
  D     Patterson & Co.                     11,355.3020    6.93       163,812.8910
        1525 W. WT Harris Blvd.
        Charlotte, NC 28288-0001
  A     Nationwide Trust Co. FSB           310,430.8100   19.06     1,628,746.8210
        P.O. Box 182029
        Columbus, OH 43218-2029

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Bank of America NA               7,182,214.1830   25.03    28,690,058.4480
        411 N. Akard St.
        Dallas, TX 75201-3307
  A     Charles Schwab & Co. Inc.          522,411.5100   32.07     1,628,746.8210
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  Z     Charles Schwab & Co. Inc.        7,231,318.2570   25.20    28,690,058.4480
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122

 COLUMBIA SMALL CAP GROWTH FUND -- Z
  Z     P.O. Box 2600                      572,271.9780    6.80     8,415,974.1520
        Attn: Outside Funds
        Valley Forge, PA 19482-2600
COLUMBIA STRATEGIC INVESTOR FUND -- A
  D     Citigroup Global Markets, Inc.      10,998.3690   34.09        32,264.2810
        7th Floor
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &      141,986.5610    8.22     1,727,505.4640
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     Charles Schwab & Co. Inc.          529,960.4620    7.06     7,509,427.8330
        Special Custody A/C for Benft.
        Cust.
        101 Montgomery Street
        San Francisco, CA 94104-4122
  A     Charles Schwab & Co. Inc.        1,310,734.1920   17.45     7,509,427.8330
        Special Custody A/C for Benft.
        Cust.
        101 Montgomery Street
        San Francisco, CA 94104-4122

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Charles Schwab & Co. Inc.        1,487,790.6100   11.11    13,388,434.0040
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  Z     Columbia Trust Co. Agent           857,217.3440    6.40    13,388,434.0040
        FBO U.S. Natural Resources and
        Friedrich Air Cond.
        P.O. Box 1350
        Portland, OR 97207-1350
COLUMBIA TECHNOLOGY FUND -- A
  B     Wei Qiang Chen & Yan Juan Chen      19,599.9770    5.09       384,721.0220
        1 Linden St.
        Braintree, MA 02184-3403
  C     NFS LLC FEBO NFS/FMTC               10,093.2630    5.00       201,779.1580
        24 Ridgeley St.
        Darien, CT 06820-4110
  D     Citigroup Global Markets, Inc.         225.4000    8.84         2,550.3320
        333 W. 34th St.
        New York, NY 10001-2402
  C     Merrill Lynch Pierce Fenner &       12,376.5700    6.13       201,779.1580
        Smith
        For the sole benefit of its
        customers
        4800 Deer Lake Dr. E. Fl. 2
        Jacksonville, FL 32246-6484
  A     SEI Private Trust Co.              390,559.3360   31.61     1,235,592.5180
        One Freedom Valley Drive
        Oaks, PA 19456
  D     Columbia Trust Company                 220.7400    8.66         2,550.3320
        Thomasville Home
        Furnishings of AZ
        1122 E. Irma Ln.
        Phoenix, AZ 85024-4118
  D     USAA Investment Management Co.         172.1630    6.75         2,550.3320
        9800 Fredericksburg Rd.
        San Antonio, TX 78288-0001
  D     Scottrade Inc. FBO                     157.2330    6.17         2,550.3320
        Sheikh A. Qadeer
        P.O. Box 31759
        Saint Louis, MO 63131-0759
  C     Emmett A. Larkin Co. Inc.           12,393.0000    6.14       201,779.1580
        100 Bush St. Ste. 1000
        San Francisco, CA 94104-3912

CLASS            REGISTRATION            SHARE BALANCE   PERCENT     CLASS TOTAL
-----   ------------------------------  ---------------  -------   ---------------
  Z     Charles Schwab & Co. Inc.        1,241,001.6390   26.86     4,621,002.9590
        Special custody acct. for
        exclusive of customers
        101 Montgomery St.
        San Francisco, CA 94104-4122
  D     LPL Financial Services               1,633.9870   64.07         2,550.3320
        9785 Towne Centre Dr.
        San Diego, CA 92121-1968

                                                                       EXHIBIT 1

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent,
(ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "[b]orrow money except temporarily for extraordinary or emergency purposes; nor may it pledge, mortgage or hypothecate assets having a market value greater than 10 percent of the cost of the gross assets of the Fund. For amounts borrowed, the fund shall maintain an asset coverage of 300 percent for all borrowings. This restriction means that the Fund may not borrow money in an amount exceeding 50 percent of its gross assets. The Fund will not make any additional investments while borrowings exceed 5 percent of the value of the Fund's total assets."

Columbia Real Estate Equity Fund, Inc.

The Fund may not "[b]orrow money except as a temporary measure for extraordinary or emergency purposes. The Fund's borrowings may not exceed 5 percent of its gross assets valued at the lesser of cost or market value, nor may it pledge, mortgage or hypothecate assets if the market value of such assets exceeds 10 percent of the gross assets, valued at cost, of the Fund."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

Columbia Small Cap Growth Fund, Inc.


The Fund may not "[b]orrow money in excess of 5 percent of its net asset value. Any borrowing must only be temporarily from banks and for extraordinary or emergency purposes."

Columbia International Stock Fund, Inc.

The Fund may not "[b]orrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300 percent. The Fund will not make any additional investments while borrowings exceed 5 percent of the Fund's total assets."

Columbia High Yield Fund, Inc.

The Fund may not "[b]orrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 2

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUING SENIOR
                                   SECURITIES

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

Columbia Small Cap Growth Fund, Inc.


The Fund may not "[i]ssue senior securities, bonds, or debentures."

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[b]orrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent,
(ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund."

                                                                       EXHIBIT 3

    CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

Columbia Small Cap Growth Fund, Inc.

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.


The Fund may not "[m]ake loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies;
(b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the [Investment Company Act of 1940, as amended (the "1940 Act")] [1940 Act]."


Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "[l]end portfolio securities to broker-dealers or other institutional investors if, as a result, the aggregate value of all securities loaned exceeds 33 1/3% of the value of the total assets of the Fund."

                                                                       EXHIBIT 4

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF
                                  INVESTMENTS

Columbia International Stock Fund, Inc.

The Fund may not "[p]urchase the security of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5 percent of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75 percent of the assets of the Fund."

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

Columbia Small Cap Growth Fund, Inc.

Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.

The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of [the][its] total assets [of the Fund] at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its [agencies and] instrumentalities), with reference to 75 percent of the assets of the Fund."

                                                                       EXHIBIT 5

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN
                                  COMMODITIES

Columbia Short Term Bond Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[b]uy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws."

Columbia International Stock Fund, Inc.

The Fund may not "[b]uy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13, and my enter into foreign currency transactions."

Columbia Common Stock Fund, Inc.
Columbia Growth Fund, Inc.
Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

The Fund may not "[i]nvest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses."

Columbia High Yield Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[b]uy or sell commodities or commodity contracts."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

The Fund may not "[b]uy or sell commodities. However, the Fund may invest in futures contracts relating to broadly based stock indices, subject to the restrictions in paragraph 13."

                                                                       EXHIBIT 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL
                                     ESTATE

Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "buy or sell real estate, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein."

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies such as real estate investment trusts, which operate in real estate or interests therein."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, [which][that] operate in real estate or interests therein, and participation interests in pools of real estate mortgage loans."

                                                                       EXHIBIT 7

  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF
                                   SECURITIES

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Oregon Municipal Bond Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[u]nderwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933[, as amended]."

                                                                       EXHIBIT 8

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
                              SECURITIES ON MARGIN

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[b]uy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin."

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[b]uy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof."

Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "[s]ell securities short or buy any securities or other property on margin, except for short-term credits necessary for clearing transactions."

                                                                       EXHIBIT 9

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE
                         PURPOSE OF EXERCISING CONTROL

Columbia Balanced Fund, Inc.

The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the outstanding voting securities of that issuer to be held in the Fund."

Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

The Fund may not "[p]urchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10[%][percent] of the outstanding voting securities of that issuer to be held in the Fund."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[i]nvest in companies to exercise control or management."

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[i]nvest in companies for the purpose of exercising management or control."

Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "[p]urchase more than 10 percent of the voting securities of any issuer."

                                                                      EXHIBIT 10

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

Columbia Balanced Fund, Inc.
Columbia International Stock Fund, Inc.

The Fund may not "[e]ngage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales."

Columbia Mid Cap Growth Fund, Inc.
Columbia Strategic Investor Fund, Inc.
Columbia Small Cap Growth Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[e]ngage in short sales of securities except to the extent that it owns an equal amount of the securities sold short or other securities convertible into an equivalent amount of such securities ("short sales against the box"). Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to [convertible securities] [securities held by the Fund]. In any event, no more than 10 percent of the value [of the fund's net assets taken at market may, at any time, be held as collateral for such sales."

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[e]ngage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10 percent of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales."

Columbia Oregon Municipal Bond Fund, Inc.

The Fund may not "[s]ell securities short or buy securities or other property on margin, except for short-term credits necessary for clearing transactions."
                                        1
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                                                                      EXHIBIT 11

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING
                                  INVESTMENTS
                                 IN AN INDUSTRY

Columbia International Stock Fund, Inc.


The Fund may not "[c]oncentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities."



Columbia Oregon Municipal Bond Fund, Inc.


The Fund may not "[i]nvest more than 25 percent of its assets in a single industry."

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

Columbia Small Cap Growth Fund, Inc.

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[c]oncentrate investments in any industry. However, the Fund may (a) invest up to 25 percent of the value of the total assets in any one industry and (b) invest for temporary defensive purposes up to 100 percent of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

Columbia High Yield Fund, Inc.

The Fund may not "[c]oncentrate investments in any industry. However, it may (a) invest up to 25 percent of the value of its total assets in any one industry,
(b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80 percent of the value of its total assets in CDs and bankers' acceptances with maturities not greater than one year. CDs and bankers' acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis my not exceed 20 percent of the total assets of the

Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the Advisor determines that such action is desirable for investment reasons. The directors will periodically review these decisions of the Advisor."

                                                                      EXHIBIT 12

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING
               SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

Columbia Balanced Fund, Inc.
Columbia High Yield Fund, Inc.
Columbia International Stock Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[i]nvest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation."

Columbia Mid Cap Growth Fund, Inc.

Columbia Small Cap Growth Fund, Inc.

Columbia Strategic Investor Fund, Inc.
Columbia Technology Fund, Inc.

The Fund may not "[i]nvest its funds in the securities of any company if the purchase, at the time thereof, would cause more than 10 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation."

                                                                      EXHIBIT 13

   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED
            BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR

Columbia High Yield Fund, Inc.
Columbia Real Estate Equity Fund, Inc.

The Fund may not "[p]urchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities."

Columbia Short Term Bond Fund, Inc.

The Fund may not "[p]urchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 percent of any class of securities of the issuer."

                                                                      EXHIBIT 14

 CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING
                                 PUTS AND CALLS

Columbia Balanced Fund, Inc.
Columbia Mid Cap Growth Fund, Inc.

The Fund may not "[b]uy and sell puts and calls as securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange."

Columbia International Stock Fund, Inc.

The Fund may not "[b]uy and sell puts and calls as securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity."


Columbia Small Cap Growth Fund, Inc.



The Fund may not "[b]uy and sell puts and calls as securities, stock index futures or options on stock index futures, or financial futures or options on financial futures, unless such options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. The Fund may write call options that are covered in accordance with rules established by the SEC."

                                                                      EXHIBIT 15

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2005, is by
and among           (the "Acquired Fund"), an Oregon corporation;           (the
"Acquiring Trust"), a Massachusetts business trust on behalf of           (the
"Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").


This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4  With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.


     1.5 If applicable, as soon as practicable after the Closing Date, the Acquired Fund shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.


2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.   CLOSING AND CLOSING DATE.

     3.1  The Closing Date shall be on           , 2005, or on such other date
          as the parties may agree. The Closing shall be held at   p.m. at
          Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:


        (a) The Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Oregon;



        (b) The Acquired Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;


        (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

        (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees or Directors, as applicable, of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;


        (q) Reserved;

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.


     4.2 The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

        (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) Reserved;

        (h) Reserved;

        (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

        (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

        (l) Reserved;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

     5.1 Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

        (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;


     7.2 The Acquiring Fund shall have received a favorable opinion of Stoel Rives LLP, special Oregon counsel, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:



        (a) The Acquired Fund is duly organized and validly existing under the laws of the State of Oregon and has power to own all of its properties and assets and to carry on its business as presently conducted;


        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the

            Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;


        (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;



        (g) The Acquired Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and


        (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

     7.3  Reserved.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

     8.4  Reserved.

     8.5 The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

        (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

        (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

        (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

        (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

          Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.  BROKERAGE FEES AND EXPENSES.

     9.1 The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.



10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.


     10.1 The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this
            Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

        If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.  AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     14.5 A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquiring Fund.


               [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                       [NAME OF ACQUIRED FUND]

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       [NAME OF ACQUIRING FUND]


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                       Solely for purposes of Paragraph 9.2 of
                                       the Agreement

                                       COLUMBIA MANAGEMENT ADVISORS, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT A

       ACQUIRED FUND               AUTHORIZED CAPITAL
----------------------------  ----------------------------
----------------------------  ----------------------------
----------------------------  ----------------------------

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT.                                                      PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 16, 2005 at 10:00 a.m. Eastern time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-837-1888


                            NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            ----------------------------------------------------
                            Shareholder sign here

                            ----------------------------------------------------
                            Co-owner sign here

                            ----------------------------------------------------
                            Date                                       ORE_15350




FUNDS                         FUNDS                           FUNDS
-----                         -----                           -----
Fundname Drop In 1            Fundname Drop In 2              Fundname Drop In 3
Fundname Drop In 4            Fundname Drop In 5              Fundname Drop In 6


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [X]

[ ] To vote FOR ALL Proposals for all Funds mark this box. No other vote is necessary.

1. TO ELECT DIRECTORS:

     01.  Douglas A. Hacker      02.  Janet Langford Kelly    03.  Richard W. Lowry     04.  Charles R. Nelson
     05.  John J. Neuhauser      06.  Patrick J. Simpson      07.  Thomas E. Stitzel    08.  Thomas C. Theobald
     09.  Anne-Lee Verville      10.  Richard L. Woolworth    11.  William E. Mayer

     To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line provided next to your fund(s).

                                    FOR       WITHHOLD      FOR ALL
                                    ALL         ALL         EXCEPT
Fundname Drop In 1                  [ ]         [ ]           [ ]
Fundname Drop In 2                  [ ]         [ ]           [ ]
Fundname Drop In 3                  [ ]         [ ]           [ ]
Fundname Drop In 4                  [ ]         [ ]           [ ]
Fundname Drop In 5                  [ ]         [ ]           [ ]
Fundname Drop In 6                  [ ]         [ ]           [ ]

2.A. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS, AND ISSUING SENIOR SECURITIES.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.B. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO MAKING LOANS.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.C. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.D. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.E. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.F. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.G. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.H. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING
     CONTROL.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.I. TO APPROVE THE ELIMINATION OF CERTAIN FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO SHORT SALES.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.J. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.K. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

2.L. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OF THE FUND AND OF ITS ADVISOR.

                       FOR   AGAINST  ABSTAIN
Fundname Drop In 1     [ ]    [ ]       [ ]

2.M. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]

3. TO APPROVE THE REORGANIZATION OF EACH FUND INTO A SEPARATE, CORRESPONDING SERIES OF COLUMBIA FUNDS TRUST IX, PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION.

                    FOR  AGAINST ABSTAIN                       FOR  AGAINST ABSTAIN                         FOR  AGAINST ABSTAIN
Fundname Drop In 1  [ ]    [ ]     [ ]    Fundname Drop In 2   [ ]    [ ]     [ ]      Fundname Drop In 3   [ ]    [ ]     [ ]
Fundname Drop In 4  [ ]    [ ]     [ ]    Fundname Drop In 5   [ ]    [ ]     [ ]      Fundname Drop In 6   [ ]    [ ]     [ ]



                                    ORE_15350